Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Quarterly Report of Explore Anywhere Holding Corp. ("Company") on Form 10-Q for the quarter ended March,31 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bryan Hammond, President (Principal Executive Officer) and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2012	/s/ Bryan Hammond
Bryan Hammond
President, CEO, Treasurer, Secretary and Member of the Board of Directors
(Principal Executive Officer)